PROSPECTUS                                                                                                     May 1, 2001

                                                        AMERICAN SKANDIA TRUST
                                            One Corporate Drive, Shelton, Connecticut 06484
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American Skandia Trust (the "Trust") is an investment company made up of the following 41 separate  portfolios  ("Portfolios"),  one of which is offered through this Prospectus:

   AST Money Market Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION  PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life  insurance  companies  ("Participating  Insurance  Companies")  writing  variable  annuity contracts and variable  life  insurance  policies.  Shares of the Trust may also be sold  directly to certain  tax-deferred  retirement plans.  Each  variable  annuity  contract  and  variable  life  insurance  policy  involves  fees and  expenses  not  described in this
Prospectus.  Please read the  Prospectus  for the  variable  annuity  contract  and  variable  life  insurance  policy for  information regarding the contract or policy, including its fees and expenses.

                                                           TABLE OF CONTENTS
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Caption                                                                                                        Page
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                                                          RISK/RETURN SUMMARY

         American  Skandia Trust (the "Trust") is comprised of forty-one  investment  portfolios  (the  "Portfolios"),  one of which is offered thorough this Prospectus.  The Portfolios are designed to provide a wide range of investment options. .

         The following discussion  highlights the investment  strategies and risks of the Portfolio.  Additional  information about the
Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

Fixed Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:
-------------------------------

The AST Money Market  Portfolio  will invest in  high-quality,  short-term,  U.S.  dollar  denominated  corporate,  bank and government obligations.  Under the  regulatory  requirements  applicable to money market funds,  the  Portfolio  must maintain a weighted  average portfolio  maturity of not more than 90 days and invest in  securities  that have  effective  maturities  of not more than 397 days. In addition,  the Portfolio will limit its investments to those  securities  that, in accordance with guidelines  adopted by the Directors of the Company,  present  minimal  credit risks.  The Portfolio will not purchase any security  (other than a United States  Government security) unless:

         (1) if rated by only one nationally  recognized  statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more than one nationally  recognized  statistical rating organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or
         (3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily  in fixed income  securities  is  determined  largely by the quality and maturity  characteristics of its portfolio securities.  Lower-quality fixed income securities are subject to greater risk that the company may fail to make  interest  and  principal  payments on the  securities  when due.  Fixed  income  securities  with longer maturities (or durations) are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        The AST Money Market  Portfolio  seeks to preserve the value of your  investment at $1.00 per share,  but it is still possible to lose money by investing in the  Portfolio.  An investment in the Portfolio is not insured or guaranteed by the Federal  Deposit
     Insurance  Corporation or any other  government  agency.  In addition,  the income earned by the Portfolio will fluctuate based on market conditions and other factors.

Past Performance

             The bar chart show the  performance of the Portfolio for each full calendar year the Portfolio has been in operation.  The tables below the bar chart shows the  Portfolio's  best and worst  quarters  during the periods  included in the bar chart,  as well as average annual total returns for the Portfolio  since  inception.  This  information  may help provide an indication of the Portfolio's risks by showing  changes in  performance  from year to year and by comparing the  Portfolio's  performance  with that of a broad-based securities index. The performance  figures do not reflect any charges  associated with the variable  insurance  contracts through which
Portfolio  shares are purchased;  and would be lower if they did. All figures assume  reinvestment of dividends.  Past performance does not necessarily indicate how the Portfolio will perform in the future.

AST MONEY MARKET PORTFOLIO

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.55%
3.75%
5.05%
5.08%
5.18%
5.14%
4.60%
5.76%
1993
1994
1995
1996
1997
1998
1999
2000

Best Quarter	Worst Quarter
Up 1.53%, 4th quarter 2000	Up 0.62%, 2nd quarter 1993

7-day yield (as of 12/31/00)	6.25%

FEES AND EXPENSES OF THE  PORTFOLIO:  The table below  describes  the fees and expenses  that you may pay if you buy and hold shares of the Portfolio.  Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2000.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                                      NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                           NONE*
Exchange Fee                                                                                              NONE*

* Because  shares of the Portfolio  may be purchased  through  variable  insurance  products,  the  prospectus of the relevant  product should be  carefully  reviewed for  information  on the charges and  expenses of those  products.  This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                           Management Fees  Other Expenses   Total Annual     Fee Waivers     Net Annual
                                                                             Portfolio       and Expense      Fund
                                                                             Operating       Reimbursement(1) Operating
Portfolio:                                                                   Expenses                         Expenses

------------------------------------------ ---------------- ---------------- --------------- ---------------- ----------------
AST Money Market                               0.50              0.15             0.65            0.05             0.60

(1) The  Investment  Manager has agreed to  reimburse  and/or  waive fees for certain  Portfolios  until at least April 30,  2002.  The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses  before such waivers and  reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Money Market                                     $61               $192             $335               $750

INVESTMENT OBJECTIVES AND POLICIES:

         The investment  objective,  policies and  limitations  for the Portfolio are described  below.  The investment  objectives and policies of the Portfolio generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

         There can be no assurance  that the investment  objective of the Portfolio  will be achieved.  Risks relating to certain types of securities  and  instruments  in which the Portfolio may invest are  described in this  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

ASt Money Market portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market  fund,  the  Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the
Portfolio  attempts to operate so that  shareholders do not lose any of the principal  amount they invest in the Portfolio.  Of course, there can be no  assurance  that the  Portfolio  will  achieve its goal of a stable net asset value,  and shares of the  Portfolio  are neither  insured nor  guaranteed  by the U.S.  government or any other  entity.  For  instance,  the issuer or guarantor of a portfolio security or the other party to a contract  could default on its  obligation,  and this could cause the  Portfolio's  net asset value to fall below $1.  In addition, the income earned by the Portfolio will fluctuate based on market conditions and other factors.

         Under the regulatory  requirements  applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated  securities that have effective maturities of not more than 397 days. In addition,  the Portfolio will limit its  investments to those  securities  that, in accordance  with  guidelines adopted by the Trustees of the Trust,  present  minimal  credit  risks.  The  Portfolio  will not  purchase any security  (other than a
United States Government security) unless:

o        if rated by only one nationally  recognized  statistical  rating  organization  (such as Moody's and Standard & Poor's),  such organization has rated it with the highest rating assigned to short-term debt securities;
o        if rated by more than one nationally  recognized  statistical  rating  organization,  at least two rating  organizations  have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These  standards must be satisfied at the time an investment is made. If the quality of the investment  later  declines,  the Portfolio may continue to hold the investment,  subject in certain  circumstances  to a finding by the Directors that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in obligations  of the U.S.  Government and its agencies and instrumentalities  either directly or through  repurchase  agreements.  U.S.  Government  obligations  include:  (i) direct obligations issued by the  United  States  Treasury  such as  Treasury  bills,  notes and  bonds;  and (ii)  instruments  issued or  guaranteed  by government-sponsored  agencies acting under  authority of Congress.  Some U.S.  Government  Obligations are supported by the full faith and credit of the U.S. Treasury;  others are supported by the right of the issuer to borrow from the Treasury;  others are supported by the  discretionary  authority of the U.S.  Government  to purchase the agency's  obligations;  still others are  supported  only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The  Portfolio may invest in high quality  United States  dollar-denominated  negotiable  certificates  of deposit,  time deposits and bankers'  acceptances of U.S. and foreign banks,  savings and loan  associations  and savings banks meeting certain  total asset  minimums.  The Portfolio may also invest in  obligations  of  international  banking  institutions  designated or supported by national  governments  to promote  economic  reconstruction,  development  or trade between  nations  (e.g.,  the European
Investment Bank, the  Inter-American  Development Bank, or the World Bank).  These obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Portfolio  may invest in high quality  commercial  paper and corporate  bonds issued by United
States  corporations.  The  Portfolio  may also  invest in bonds and  commercial  paper of foreign  issuers if the  obligation  is U.S.
dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  As may be permitted by current  laws and  regulations,  the  Portfolio  may invest in  asset-backed securities up to 10% of its net assets.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the  Company,  the  Portfolio  may  invest in  certain  synthetic  instruments.  Such  instruments  generally  involve  the  deposit of asset-backed  securities in a trust  arrangement and the issuance of certificates  evidencing  interests in the trust.  The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be  denominated  in U.S.  dollars and may be made  directly in  securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain  Risk  Factors and  Investment
Methods."

NET ASSET VALUE:

         The net asset value per share  ("NAV") of the  Portfolio is  determined  as of the close of the New York Stock  Exchange  (the
"NYSE")  (normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for business.  NAV is determined by dividing the value of a Portfolio's  total assets,  less any  liabilities,  by the number of total shares of that  Portfolio  outstanding.  The assets of the
Portfolio are valued by the amortized cost method, which is intended to approximate market value.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the  Portfolio  may be made only by separate  accounts of  Participating  Insurance  Companies  for the purpose of investing assets  attributable to variable annuity contracts and variable life insurance  policies  ("contractholders"),  or by qualified plans. The separate  accounts of the Participating  Insurance  Companies place orders to purchase and redeem shares of the
Trust based on, among other things,  the amount of premium  payments to be invested and the amount of surrender  and transfer  requests to be effected on that day under the variable annuity  contracts and variable life insurance  policies.  Orders are effected on days on which the NYSE is open for trading.  Orders received  before 4:00 P.M.  Eastern time are effected at the NAV determined as of 4:00 P.M.
Eastern Time on that same day.  Orders  received  after 4:00 P.M.  Eastern Time are effected at the NAV  calculated  the next  business day.  Payment  for  redemptions  will be made  within  seven days after the  request is  received.  The Trust does not assess any fees, either  when it sells or when it redeems  its  securities.  However,  surrender  charges,  mortality  and  expense  risk fees and other charges may be  assessed by  Participating  Insurance  Companies  under the  variable  annuity  contracts  or variable  life  insurance policies.  Please  refer  to the  prospectuses  for the  variable  annuity  contracts  and  variable  insurance  policies  for  further information on these fees.

         As of the date of this Prospectus,  American Skandia Life Assurance  Corporation ("ASLAC") and Kemper Investors Life Insurance
Company are the only  Participating  Insurance  Companies.  The profit  sharing plan  covering  employees of ASLAC and its  affiliates, which is a retirement  plan  qualified  under Section  401(a) of the Internal  Revenue Code of 1986, as amended,  also may directly own shares of the Trust.  Certain  conflicts of interest may arise as a result of  investment in the Trust by various  insurance  companies for the benefit of their  contractholders  and by various  qualified  plans.  These conflicts could arise because of differences in the tax treatment of the various  investors,  because of actions of the  Participating  Insurance  Companies and/or the qualified plans, or other  reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.  Nevertheless,  the Trustees intend to monitor events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any,  should be taken in response to such  conflicts.  Should any  conflict  arise that would  require a  substantial  amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager: American Skandia Investment Services,  Incorporated ("ASISI"), One Corporate Drive, Shelton,  Connecticut,  acts as
Investment  Manager to the Trust.  ASISI has served as Investment  Manager since 1992, and currently serves as Investment  Manager to a total of 73 investment  company portfolios  (including the Portfolios of the Trust).  ASISI is an indirect  wholly-owned  subsidiary of
Skandia  Insurance  Company Ltd.  ("Skandia").  Skandia is a Swedish company that owns,  directly or indirectly,  a number of insurance companies in many countries.  The predecessor to Skandia commenced operations in 1855.

         The Trust's Investment  Management  Agreements with ASISI (the "Management  Agreements")  provide that ASISI will furnish each applicable  Portfolio with investment  advice and  administrative  services  subject to the supervision of the Board of Trustees and in conformity  with the stated  policies of the applicable  Portfolio.  The  Investment  Manager has engaged  Sub-advisors  to conduct the investment programs of the Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment Manager is responsible  for  monitoring  the  activities of the  Sub-advisors  and reporting on such  activities to the Trustees.  The  Investment
Manager  must also  provide,  or  obtain  and  supervise,  the  executive,  administrative,  accounting,  custody,  transfer  agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an exemption  from the Securities and Exchange  Commission  that permits ASISI,  subject to approval by the Board of Trustees of the Trust,  to change  sub-advisors  for a Portfolio and to enter into new  sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to exemptions granted to other investment  companies that are  organized in a similar  manner as the Trust) is intended to  facilitate  the  efficient  supervision  and  management  of the sub-advisors by ASISI and the Trustees.

Sub-advisor:

         J.P. Morgan  Investment  Management  Inc.  ("J.P.  Morgan"),  with principal  offices at 522 Fifth Avenue,  New York, New York
10036,  serves as Sub-advisor  for the AST Money Market  Portfolio.  J.P.  Morgan and its affiliates  offer a wide range of services to governmental,  institutional,  corporate and  individual  customers,  and act as investment  advisor to  individual  and  institutional clients with  combined  assets under  management  of  approximately  $359  billion as of December  31,  2000.  J.P.  Morgan has managed investments for clients since 1913, and has managed short-term fixed income assets since 1969.

Fees and Expenses:

         Investment  Management Fees.  ASISI receives a fee,  payable each month,  for the performance of its services.  ASISI pays the
Sub-advisor  a portion of such fee for the  performance  of the  Sub-advisory  services at no  additional  cost to any  Portfolio.  The
Portfolio's fee is accrued daily for the purposes of determining  the sale and redemption  price of the  Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended December 31, 2000 by the  Portfolio,  stated as a percentage of the  Portfolio's  average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST Money Market Portfolio:                                                                  0.45%

         For more  information  about  investment  management  fees,  including  voluntary fee waivers and the fee rates  applicable at various asset  levels,  and the fees payable by ASISI to the  Sub-advisor,  please see the Trust's SAI under  "Investment  Advisory and
Other Services."

         Other Expenses.  In addition to Investment  Management  fees, the Portfolio pays other  expenses,  including costs incurred in connection with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements of additional information to shareholders,  certain office and financial  accounting  services,  taxes or governmental fees,  brokerage  commissions, custodial,  transfer and shareholder  servicing agent costs,  expenses of outside counsel and independent  accountants,  preparation of shareholder  reports and expenses of trustee and shareholder  meetings.  The Trust may also pay Participating  Insurance  Companies for printing  and delivery of certain  documents  (including  prospectuses,  semi-annual  and annual  reports and any proxy  materials)  to holders of variable  annuity  contracts  and variable  life  insurance  policies  whose assets are invested in the Trust.  Expenses not directly attributable to the Portfolio are allocated on the basis of the net assets of the Portfolio.

         Distribution  Plan.  The  Trust has  adopted a  Distribution  Plan  (the  "Distribution  Plan")  under  Rule  12b-1  under the
Investment  Company Act of 1940 to permit  American  Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of ASISI,  to receive  brokerage commissions in connection  with purchases and sales of securities  held by the Portfolio,  and to use these  commissions to promote the sale of shares of the Portfolio.  Under the Distribution  Plan,  transactions for the purchase and sale of securities for the Portfolio may be directed  to certain  brokers for  execution  ("clearing  brokers")  who have  agreed to pay part of the  brokerage  commissions received on these  transactions  to ASM for  "introducing"  transactions  to the clearing  broker.  In turn, ASM will use the brokerage commissions  received as an introducing broker to pay various  distribution-related  expenses,  such as advertising,  printing of sales materials,  and payments to dealers.  The Portfolio will not pay any new fees or charges  resulting from the Distribution  Plan, nor is it expected that the brokerage  commissions  paid by the Portfolio will increase as the result of  implementation  of the  Distribution
Plan.

TAX MATTERS:

         The Portfolio  intends to distribute  substantially  all its net  investment  income.  Dividends  from  investment  income are expected  to be  declared  daily and paid  monthly,  although  the  Trustees  of the Trust may  decide to  declare  dividends  at other intervals.  Similarly,  any net realized long- and short-term  capital gains of the Portfolio will be declared and distributed at least annually  either  during or after  the  close of the  Portfolio's  fiscal  year.  Distributions  will be made to the  various  separate accounts of the Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan participants) in the form of additional  shares (not in cash). The result is that the investment  performance of the Portfolio,  either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of variable  annuity  contracts  or  variable  life  insurance  policies  should  consult  the  prospectuses  of their respective  contracts or policies for information on the federal income tax consequences to such holders,  and plan participants should consult any  applicable  plan  documents for  information on the federal income tax  consequences  to such  participants.  In addition, variable  contract owners and qualified plan  participants  may wish to consult with their own tax advisors as to the tax  consequences of investments in the Trust, including the application of state and local taxes.

FINANCIAL  HIGHLIGHTS:  The  financial  highlights  table is  intended to help you  understand  the  Portfolio's  financial performance for the past five years.  Certain  information  reflects  financial  results for a single  Portfolio share. The total  returns  in the  table  represent  the rate  that an  investor  would  have  earned  or lost in the  Portfolio.  The information  has been audited by Deloitte & Touche LLP, the Trust's  independent  auditors.  The report of the  independent auditors,  along with the Portfolio's  financial  statements,  are included in the annual reports of the separate  accounts funding the variable  annuity  contracts and variable life  insurance  policies,  which are available  without  charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET                                                                        NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                    VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL          END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS  OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------  ---------

AST Money Market   12/31/00      $1.00       $0.0591  $        --      $0.0591     $(0.0591)$         --   $(0.0591)         $1.00
                   12/31/99       1.00        0.0449       0.0001       0.0450      (0.0449)   (0.0001)     (0.0450)          1.00
                   12/31/98       1.00        0.0502       0.0002       0.0504      (0.0502)   (0.0002)     (0.0504)          1.00
                   12/31/97       1.00        0.0507       0.0002       0.0509      (0.0507)   (0.0002)     (0.0509)          1.00
                   12/31/96       1.00        0.0492       0.0005       0.0497      (0.0492)   (0.0005)     (0.0497)          1.00

---------------------------------------------------------------------------------------------------------------------------
* For 1999 and 2000,  includes  commissions  received by American Skandia  Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS)  TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------

    6.07%         $2,244,193               N/A                        0.60%                 0.65%                  5.93%
    4.60%          2,409,157               N/A                        0.60%                 0.65%                  4.52%
    5.14%            967,733               N/A                        0.60%                 0.66%                  4.99%
    5.18%            759,888               N/A                        0.60%                 0.69%                  5.06%
    5.08%            549,470               N/A                        0.60%                 0.71%                  4.87%

---------------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a  description  of certain  securities  and  investment  methods that the Portfolio may invest in or use, and certain of the risks  associated  with such  securities  and  investment  methods.  The primary  investment  focus of the  Portfolio is described  above under  "Investment  Objective and Policies" and an investor should refer to that section to obtain  information  about the Portfolio.

FOREIGN SECURITIES:

         Investments  in  securities  of foreign  issuers  may involve  risks that are not present  with  domestic  investments.  While investments in foreign securities can reduce risk by providing further  diversification,  such investments involve "sovereign risks" in addition to the credit and market risks to which  securities  generally  are  subject.  Sovereign  risks  includes  local  political or economic  developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency blockage (which would  prevent  cash from being  brought  back to the United  States).  Compared to United  States  issuers,  there is  generally  less publicly  available  information about foreign issuers and there may be less  governmental  regulation and supervision of foreign stock exchanges,  brokers and listed companies.  Foreign issuers are not generally  subject to uniform  accounting and auditing and financial reporting  standards,  practices and requirements  comparable to those  applicable to domestic  issuers.  In some countries,  there may also be the  possibility  of  expropriation  or  confiscatory  taxation,  difficulty in enforcing  contractual  and other  obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about  corporate  actions and decisions that may affect the price of portfolio securities.  Brokerage  commissions on foreign securities exchanges,  which may be fixed, may be higher than in the United  States.  Settlement of  transactions  in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the liquidity of  investments.  For example,  securities  that are traded in foreign markets may trade on days (such as Saturday or Holidays)  when the Portfolio  does not compute its price or accept  purchase or redemption  orders.
As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global Depositary  Receipts ("GDRs"),  and
International  Depositary Receipts ("IDRs"). ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign  issuer.  ADRs generally are publicly  traded in the United  States.  ADRs are subject to many of the same risks as direct  investments  in foreign  securities,  although  ownership  of ADRs may reduce or eliminate  certain  risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs, GDRs and IDRs are receipts similar to
ADRs that typically trade in countries other than the United States.

         Depositary  receipts  may  be  issued  as  sponsored  or  unsponsored  programs.  In  sponsored  programs,  the  issuer  makes arrangements to have its securities traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly involved in the program.  Although  regulatory  requirements  with respect to sponsored  and  unsponsored  programs are generally  similar,  the issuers of unsponsored  depositary  receipts are not obligated to disclose  material  information in the United States and,  therefore, the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although the Portfolio  does not invest  primarily in  securities of issuers in developing  countries, may invest in these  securities  to some degree.  Many of the risks  described  above with respect to investing in foreign  issuers are accentuated  when the issuers are  located in  developing  countries.  Developing  countries  may be  politically  and/or  economically unstable,  and the  securities  markets in those  countries  may be less  liquid or subject to  inadequate  government  regulation  and supervision.  Developing  countries have often  experienced high rates of inflation or sharply  devalued their  currencies  against the
U.S.  dollar,  causing  the value of  investments  in  companies  located  in these  countries  to  decline.  Securities  of issuers in developing  countries  may be more  volatile  and,  in the case of debt  securities,  more  uncertain  as to  payment of  interest  and principal.  Investments  in  developing  countries  may  include  securities  created  through  the Brady  Plan,  under  which  certain heavily-indebted countries have restructured their bank debt into bonds.

FIXED INCOME SECURITIES:

         The Portfolio will invest in high-quality,  short-term  obligations of corporations and governments.  Fixed-income  securities are  generally  subject to two kinds of risk:  credit risk and market  risk.  Credit risk  relates to the ability of the issuer to meet interest and principal  payments as they come due. The ratings given a security by Moody's  Investors  Service,  Inc.  ("Moody's")  and
Standard & Poor's  Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's SAI,  provide a generally useful guide as to such credit  risk.  The lower the rating,  the greater the credit risk the rating  service  perceives to exist with respect to the  security.  Increasing  the  amount of  Portfolio  assets  invested  in  lower-rated  securities  generally  will  increase  the
Portfolio's  income,  but also will  increase the credit risk to which the  Portfolio is subject.  Market risk relates to the fact that the prices of fixed income  securities  generally will be affected by changes in the level of interest rates in the markets  generally.
An  increase  in  interest  rates will tend to reduce the prices of such  securities,  while a decline in  interest  rates will tend to increase their prices.  In general,  the longer the maturity or duration of a fixed income security,  the more its value will fluctuate with changes in interest rates.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are securities  representing  interests in "pools" of mortgage loans on residential or commercial real property and that generally  provide for monthly  payments of both interest and principal,  in effect  "passing  through"  monthly payments  made by the  individual  borrowers  on the mortgage  loans (net of fees paid to the issuer or  guarantor of the  securities).
Mortgage-backed  securities are frequently issued by U.S.  Government  agencies or  Government-sponsored  enterprises,  and payments of interest and  principal on these  securities  (but not their market  prices) may be guaranteed by the full faith and credit of the U.S.
Government  or by the agency  only,  or may be  supported by the  issuer's  ability to borrow from the U.S.  Treasury.  Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like other  fixed-income  securities,  the value of a  mortgage-backed  security will  generally  decline when interest  rates rise.  However,  when interest  rates are declining,  their value may not increase as much as other  fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising,  for example,  from sale of the underlying  property,  refinancing, or  foreclosure)  may serve to reduce the remaining life of the security.  If a security has been purchased at a premium,  the value of the  premium  would be lost in the event of  prepayment.  Prepayments  on some  mortgage-backed  securities  may  necessitate  that the
Portfolio  find  other  investments,  which,  because of  intervening  market  changes,  will  often  offer a lower rate of return.  In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically issued in multiple  series with each series having a different  maturity.  Principal and interest  payments from the  underlying  collateral  are first used to pay the principal on the series with the shortest  maturity;  in turn,  the  remaining  series are paid in order of their maturities.  Therefore,  depending on the type of CMOs in which the  Portfolio  invests,  the  investment  may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage  pass-through  securities that have been  divided  into  interest  and  principal  components.  "IOs"  (interest  only  securities)  receive the  interest  payments on the underlying  mortgages while "POs" (principal only securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal  payments  (including  prepayments) on the underlying  mortgage loans. If the underlying  mortgages  experience  higher  than  anticipated  prepayments,  an  investor  in an IO class of a stripped  mortgage-backed security  may fail to  recoup  fully its  initial  investment,  even if the IO class is  highly  rated or is  derived  from a  security guaranteed by the U.S. Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated prepayments,  the price on a PO class will be affected more severely than would be the case with a  traditional  mortgage-backed  security.  Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually are similar to mortgage  pass-through  securities,  but they are secured by and payable from  payments  on assets  such as credit  card,  automobile  or trade  loans,  rather  than  mortgages.  The  credit  quality of these securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolio may purchase  securities on a when-issued,  delayed-delivery  or forward  commitment basis.  These  transactions generally  involve the purchase of a security  with payment and delivery due at some time in the future.  The  Portfolio  does not earn interest on such  securities  until  settlement and bears the risk of market value  fluctuations in between the purchase and settlement dates.  If the seller  fails to complete  the sale,  the  Portfolio  may lose the  opportunity  to obtain a favorable  price and yield.
While the Portfolio will generally engage in such when-issued,  delayed-delivery  and forward  commitment  transactions with the intent of actually  acquiring the  securities,  the Portfolio may sometimes sell such a security  prior to the settlement  date. The Portfolio will not enter into these  commitments  if they would  exceed 15% of the value of the  Portfolio's  total  assets less its  liabilities other than liabilities created by these commitments.

                  The Portfolio may also sell securities on a  delayed-delivery  or forward commitment basis. If the Portfolio does so, it will not  participate  in future  gains or losses on the  security.  If the other party to such a  transaction  fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines  adopted by the Trustees of the Trust,  the Portfolio may invest up to 10% of its net assets in illiquid securities.  Illiquid  securities are those that,  because of the absence of a readily  available market or due to legal or contractual restrictions on resale,  cannot be sold within seven days in the ordinary course of business at  approximately  the amount at which the
Portfolio  has  valued the  investment.  Therefore,  the  Portfolio  may find it  difficult  to sell  illiquid  securities  at the time considered  most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid because of legal restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the Securities Act of 1933.  These Rule 144A  securities,  and well as  commercial  paper that is sold in private  placements  under Section 4(2) of the  Securities  Act, may be deemed liquid by the
Portfolio's  Sub-advisor  under the  guidelines  adopted by the  Trustees  of the Trust.  However,  the  liquidity  of the  Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         The Portfolio may enter into repurchase  agreements.  Repurchase  agreements are agreements by which the Portfolio purchases a security  and obtains a  simultaneous  commitment  from the seller to  repurchase  the  security at an agreed upon price and date.  The resale price is in excess of the purchase  price and reflects an agreed upon market rate  unrelated to the coupon rate on the purchased security.  Repurchase  agreements  must be  fully  collateralized  and  can be  entered  into  only  with  well-established  banks  and broker-dealers  that  have been  deemed  creditworthy  by the  Sub-advisor.  Repurchase  transactions  are  intended  to be  short-term transactions,  usually with the seller  repurchasing the securities within seven days.  Repurchase  agreements that mature in more than seven days are subject to the Portfolio's limit on illiquid securities.

         If the  Portfolio  enters into a  repurchase  agreement  it may lose money in the event that the other  party  defaults on its obligation  and the Portfolio is delayed or prevented from  disposing of the  collateral.  The Portfolio also might incur a loss if the value of the  collateral  declines,  and it might  incur  costs in selling the  collateral  or  asserting  its legal  rights  under the agreement.  If a defaulting seller filed for bankruptcy or became  insolvent,  disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

         The  Portfolio  may enter into reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  the  Portfolio  sells a portfolio  instrument and agrees to repurchase it at an agreed upon date and price,  which reflects an effective  interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase  fluctuations in the Portfolio's  share price.  When entering into a reverse  repurchase  agreement,  the Portfolio  must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         The Portfolio may borrow money from banks.  The Portfolio's  borrowings are limited so that  immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings) less its liabilities  (not including  borrowings) is at least three times the amount of the  borrowings.  Should the Portfolio,  for any reason,  have  borrowings that do not meet the above test, the Portfolio must reduce such  borrowings so as to meet the necessary test within three  business  days. The Portfolio will not purchase  securities when outstanding  borrowings are greater than 5% of the Portfolio's  total assets.  If the Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         The  Portfolio  may lend  securities  with a value  of up to 33 1/3% of its  total  assets  to  broker-dealers,  institutional investors,  or others for the  purpose of  realizing  additional  income.  Voting  rights on loaned  securities  typically  pass to the borrower,  although the Portfolio has the right to terminate a securities  loan,  usually  within three business days, in order to vote on significant  matters or for other reasons.  All securities loans will be  collateralized  by cash or securities issued or guaranteed by the U.S.  Government  or its agencies at least equal in value to the market  value of the loaned  securities.  Nonetheless,  lending securities  involves  certain risks,  including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with  certain  money market  mutual funds so that the  Sub-advisors  for the  Portfolio  can
"sweep" excess cash balances of the Portfolio to those funds for temporary investment purposes.  In addition,  certain Sub-advisors may invest  Portfolio  assets  in money  market  funds  that they  advise  or in other  investment  companies.  Mutual  funds pay their own operating  expenses,  and the Portfolio,  as shareholders in the money market funds, will indirectly pay their  proportionate  share of such funds' expenses.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisor
J.P. Morgan Investment Management Inc.

Custodians
PFPC Trust Company
Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling (800) 752-6342 or by writing to the American  Skandia Trust at One Corporate
Drive, Shelton, Connecticut 06484.

         Additional  information  about the Portfolio is included in a Statement of Additional  Information,  which is  incorporated by reference into this Prospectus.  Additional  information  about the Portfolio's  investments is available in the annual and semi-annual reports to holders of variable  annuity  contracts  and  variable  life  insurance  policies.  In the annual  reports,  you will find a discussion of the market conditions and investment strategies that significantly  affected the Portfolio's  performance during its last fiscal year. The Statement of Additional  Information  and additional  copies of annual and semi-annual  reports are available  without charge by calling the above number.

         Delivery of Prospectus  and other  Documents to  Households.  To lower costs and eliminate  duplicate  documents  sent to your address,  the Trust, in accordance with applicable  laws and  regulations,  may begin mailing only one copy of the Trust's  prospectus, prospectus supplements,  annual and semi-annual reports, proxy statements and information  statements,  or any other required documents to your address  even if more than one  shareholder  lives  there.  If you have  previously  consented  to have any of these  documents delivered to multiple  investors at a shared address,  as required by law, and wish to revoke this consent of otherwise would prefer to continue to receive  your own copy,  you should call  1-800-SKANDIA  or write to "American  Skandia  Trust,  c/o American  Skandia Life
Assurance  Corporation." at P.O. Box 7038,  Bridgeport,  CT 06601-9642.  The Trust will begin sending  individual  copies to you within thirty days of receipt of revocation.

         The  information in the Trust's  filings with the Securities  and Exchange  Commission  (including the Statement of Additional
Information)  is available from the  Commission.  Copies of this  information  may be obtained,  upon payment of  duplicating  fees, by electronic request to  PUBLICINFO@SEC.GOV  or by writing the Public Reference Section of the Commission,  Washington,  D.C. 20549-0102.
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The  information  can also be reviewed and copied at the  Commission's  Public  Reference Room in Washington,  D.C.  Information on the
operation of the Public  Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information  about the
Trust is available on the EDGAR database on the Commission's Internet site at HTTP://WWW.SEC.GOV.
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Investment Company Act File No. 811-5186